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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Luther Medical Products, Inc.

We hereby consent to the incorporation by reference in the Registration Statements No. 33-48850 and No. 33-15612 on Form S-8 of our report dated August 8, 1996 appearing in the Annual Report on Form 10-KSB of Luther Medical Products, Inc. for the year ended June 30, 1997.



                                       /s/ Corbin & Wertz
                                       -----------------------------
                                       CORBIN & WERTZ

Irvine, California
October 8, 1997